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                                             Exhibit 10(b)


                               CONSENT OF COUNSEL



     I hereby consent to the reference to me in Post-effective Amendment No. 15 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account D under the caption "Legal Matters" in the Prospectus contained therein.




                                   DAVID D. HORN, ESQ.



April 30, 1997